Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Nine Months Ended September 30, 2013 and 2012

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Unconsolidated Properties)	Page 9

Balance Sheet Data:
Consolidated Balance Sheets	Page 10
Market Capitalization and Debt Covenant Requirements	Page 11
Consolidated Debt Schedule	Page 12
Total Debt Maturities Schedule (Consolidated and Pro-Rata Share of Unconsolidated Debt)	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development and Major Redevelopment Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended September 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$58,812	$—	$58,812	$52,915	$(150)	$52,765
Percentage rents	3,234	—	3,234	2,956	—	2,956
Tenant reimbursements	28,905	—	28,905	26,631	(122)	26,509
Outparcel sale	—	—	—	—	6,650	6,650
Other (see components on page 3)	3,784	—	3,784	4,827	(1)	4,826
Total Revenues	94,735	—	94,735	87,329	6,377	93,706
Expenses:
Property operating expenses	(21,560)	—	(21,560)	(20,316)	—	(20,316)
Real estate taxes	(11,152)	(2)	(11,154)	(10,366)	(12)	(10,378)
Total recoverable expenses	(32,712)	(2)	(32,714)	(30,682)	(12)	(30,694)
Provision for doubtful accounts	(410)	(5)	(415)	(713)	—	(713)
Other operating expenses (see components on page 4)	(4,188)	(21)	(4,209)	(4,413)	(15)	(4,428)
Costs related to the sale of an outparcel	—	—	—	—	(5,232)	(5,232)
Real estate depreciation and amortization	(28,932)	—	(28,932)	(27,910)	(483)	(28,393)
Non-real estate depreciation and amortization	(826)	—	(826)	(510)	—	(510)
General and administrative	(6,897)	—	(6,897)	(6,005)	—	(6,005)
Total Expenses	(73,965)	(28)	(73,993)	(70,233)	(5,742)	(75,975)
Operating Income	20,770	(28)	20,742	17,096	635	17,731
Interest expense, net	(18,986)	—	(18,986)	(17,100)	1	(17,099)
Loan fee amortization	(796)	—	(796)	(1,057)	—	(1,057)
Equity in loss of unconsolidated real estate entities, net	(130)	—	(130)	(83)	—	(83)
Income (loss) from continuing operations	858	(28)	830	(1,144)	636	(508)
Discontinued Operations:
(Loss) income from operations	(28)	28	—	636	(636)	—
Net income (loss)	830	—	830	(508)	—	(508)
Allocation to noncontrolling interests	87	—	87	196	—	196
Net income (loss) attributable to Glimcher Realty Trust	917	—	917	(312)	—	(312)
Preferred share dividends	(5,895)	—	(5,895)	(6,605)	—	(6,605)
Write-off related to preferred share redemption	—	—	—	(3,446)	—	(3,446)
Net loss to common shareholders	$(4,978)	$—	$(4,978)	$(10,363)	$—	$(10,363)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Nine Months Ended September 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$171,959	$142	$172,101	$142,591	$62	$142,653
Percentage rents	7,214	—	7,214	6,109	—	6,109
Tenant reimbursements	81,538	(4)	81,534	69,729	27	69,756
Outparcel sale	7,755	—	7,755	760	6,650	7,410
Other (see components on page 3)	13,995	(2)	13,993	15,039	—	15,039
Total Revenues	282,461	136	282,597	234,228	6,739	240,967
Expenses:
Property operating expenses	(59,559)	—	(59,559)	(51,457)	7	(51,450)
Real estate taxes	(32,911)	(11)	(32,922)	(28,642)	(41)	(28,683)
Total recoverable expenses	(92,470)	(11)	(92,481)	(80,099)	(34)	(80,133)
Provision for doubtful accounts	(2,117)	160	(1,957)	(5,419)	(130)	(5,549)
Other operating expenses (see components on page 4)	(13,486)	(45)	(13,531)	(13,699)	(86)	(13,785)
Costs related to the sale of outparcels	(6,904)	—	(6,904)	(199)	(5,232)	(5,431)
Real estate depreciation and amortization	(81,196)	—	(81,196)	(68,799)	(503)	(69,302)
Non-real estate depreciation and amortization	(1,938)	—	(1,938)	(1,539)	—	(1,539)
General and administrative	(20,689)	1	(20,688)	(17,533)	(16)	(17,549)
Total Expenses	(218,800)	105	(218,695)	(187,287)	(6,001)	(193,288)
Operating Income	63,661	241	63,902	46,941	738	47,679
Gain on remeasurement of equity method investments	19,227	—	19,227	25,068	—	25,068
Interest expense, net	(54,423)	—	(54,423)	(49,217)	2	(49,215)
Loan fee amortization	(2,655)	—	(2,655)	(2,940)	—	(2,940)
Equity in income (loss) of unconsolidated real estate entities, net	13,181	—	13,181	(4,668)	—	(4,668)
Income from continuing operations	38,991	241	39,232	15,184	740	15,924
Discontinued Operations:
Income from operations	241	(241)	—	740	(740)	—
Net income	39,232	—	39,232	15,924	—	15,924
Allocation to noncontrolling interests	(258)	—	(258)	185	—	185
Net income attributable to Glimcher Realty Trust	38,974	—	38,974	16,109	—	16,109
Preferred share dividends	(18,521)	—	(18,521)	(18,879)	—	(18,879)
Write-off related to preferred share redemption	(9,426)	—	(9,426)	(3,446)	—	(3,446)
Net income (loss) to common shareholders	$11,027	$—	$11,027	$(6,216)	$—	$(6,216)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended September 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$57,555	$—	$57,555	$51,859	$(13)	$51,846
Termination income	272	—	272	286	—	286
Straight-line rents	985	—	985	770	(137)	633
Total Minimum Rents	$58,812	$—	$58,812	$52,915	$(150)	$52,765
Components of Other Revenue:
Fee and service income	$258	$—	$258	$1,695	$—	$1,695
Specialty leasing and sponsorship income	2,728	—	2,728	2,344	(1)	2,343
Other	798	—	798	788	—	788
Total Other Revenue	$3,784	$—	$3,784	$4,827	$(1)	$4,826

	Nine Months Ended September 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$166,030	$25	$166,055	$139,711	$187	$139,898
Termination income	2,900	117	3,017	720	—	720
Straight-line rents	3,029	—	3,029	2,160	(125)	2,035
Total Minimum Rents	$171,959	$142	$172,101	$142,591	$62	$142,653
Components of Other Revenue:
Fee and service income	$3,978	$—	$3,978	$5,947	$—	$5,947
Specialty leasing and sponsorship income	7,456	—	7,456	6,565	—	6,565
Other	2,561	(2)	2,559	2,527	—	2,527
Total Other Revenue	$13,995	$(2)	$13,993	$15,039	$—	$15,039

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended September 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$87	$—	$87	$1,027	$—	$1,027
Specialty leasing costs	484	—	484	488	—	488
Ground lease expense	2,153	—	2,153	2,108	—	2,108
Other	1,464	21	1,485	790	15	805
Total Other Operating Expenses	$4,188	$21	$4,209	$4,413	$15	$4,428

	Nine Months Ended September 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$2,191	$—	$2,191	$3,212	$—	$3,212
Discontinued development write-offs	122	—	122	3,349	—	3,349
Specialty leasing costs	1,495	—	1,495	1,509	—	1,509
Ground lease expense	6,415	—	6,415	3,197	—	3,197
Other	3,263	45	3,308	2,432	86	2,518
Total Other Operating Expenses	$13,486	$45	$13,531	$13,699	$86	$13,785

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended September 30, 2013		For the Three Months Ended September 30, 2012
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$5,731	$2,973	$19,131	$8,457
Operating expenses	(3,600)	(1,856)	(8,946)	(4,054)
Net operating income	2,131	1,117	10,185	4,403
Depreciation and amortization	(1,615)	(839)	(5,224)	(2,269)
Other expenses, net	(19)	(10)	(91)	(40)
Interest expense, net	(763)	(396)	(4,156)	(1,810)
Impairment loss (1)	—	—	(697)	(363)
Net (loss) income	(266)	(128)	17	(79)
Preferred dividend	(4)	(2)	(8)	(4)
Net (loss) income to partnership	$(270)	$(130)	$9	$(83)
GPLP's share of loss from investment in unconsolidated entities	$(130)		$(83)

	For the Nine Months Ended September 30, 2013		For the Nine Months Ended September 30, 2012
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$42,510	$19,324	$73,326	$28,577
Operating expenses	(21,217)	(9,924)	(35,945)	(13,885)
Net operating income	21,293	9,400	37,381	14,692
Depreciation and amortization	(11,637)	(4,909)	(20,809)	(7,902)
Other expenses, net	(152)	(66)	(321)	(131)
Interest expense, net	(8,342)	(3,691)	(14,312)	(5,470)
Gain on the sale of properties (2)	25,615	12,455	—	—
Impairment loss (1)	—	—	(11,359)	(5,845)
Net income (loss)	26,777	13,189	(9,420)	(4,656)
Preferred dividend	(16)	(8)	(23)	(12)
Net income (loss) to partnership	$26,761	$13,181	$(9,443)	$(4,668)
GPLP's share of income (loss) from investment in unconsolidated entities	$13,181		$(4,668)

(1) Impairment loss for the three months ended September 30, 2012 relates to Tulsa Promenade. The impairment loss for the nine months ended September 30, 2012 relates to Town Square at Surprise and Tulsa Promenade.
(2) Gain on sale of properties for the nine months ended September 30, 2013 relates to the sale of both Lloyd Center and Tulsa Promenade, including $13,250 of debt extinguishment for Tulsa Promenade.

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2013				2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(13,911)	$29,916	$(4,978)	$11,027	$(11,356)	$15,503	$(10,363)	$(24,280)	$(30,496)
Real estate depreciation and amortization	26,239	26,025	28,932	81,196	19,054	21,855	28,393	26,124	95,426
Pro-rata share of unconsolidated entity impairment loss	—	—	—	—	3,932	1,550	363	6,352	12,197
Pro-rata share of joint venture gain on the sale of assets, net	—	(5,565)	—	(5,565)	—	—	—	—	—
Pro-rata share of joint venture depreciation	2,223	1,755	819	4,797	3,106	2,498	2,242	2,236	10,082
Noncontrolling interest in operating partnership	(222)	453	(76)	155	(263)	274	(171)	(394)	(554)
Gain on the remeasurement of equity method investment	—	(19,227)	—	(19,227)	—	(25,068)	—	—	(25,068)
Impairment loss on depreciable real estate assets	—	—	—	—	—	—	—	18,477	18,477
FFO	$14,329	$33,357	$24,697	$72,383	$14,473	$16,612	$20,464	$28,515	$80,064
Adjusted Funds from Operations:
FFO	$14,329	$33,357	$24,697	$72,383	$14,473	$16,612	$20,464	$28,515	$80,064
Add back: write down of Tulsa Promenade note receivable	—	—	—	—	3,322	—	—	—	3,322
Add back: write-off related to preferred share redemptions	9,266	160	—	9,426	—	—	3,446	—	3,446
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	—	—	—	—	3,193	—	—	3,193
Less: pro-rata share of joint venture debt extinguishment	—	(6,890)	—	(6,890)	—	—	—	—	—
Adjusted Funds from Operations	$23,595	$26,627	$24,697	$74,919	$17,795	$19,805	$23,910	$28,515	$90,025
Weighted average common shares outstanding - diluted (1)	146,301	147,420	147,894	147,211	120,693	142,833	143,562	145,392	138,151
FFO per diluted share	$0.10	$0.23	$0.17	$0.49	$0.12	$0.12	$0.14	$0.20	$0.58
Total adjustments	0.06	(0.05)	—	0.02	0.03	0.02	0.02	—	0.07
Adjusted FFO per diluted share	$0.16	$0.18	$0.17	$0.51	$0.15	$0.14	$0.17	$0.20	$0.65

	2013				2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.3000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	62.0%	55.4%	59.9%	58.9%	67.8%	72.1%	60.0%	51.0%	61.4%

	2013				2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,514	$1,747	$1,533	$4,794	$1,315	$1,591	$1,318	$1,418	$5,642
Straight-line adjustment as an increase to minimum rents (continuing and discontinued operations)	$1,177	$868	$985	$3,030	$605	$796	$633	$666	$2,700
Straight-line and fair market value adjustment for ground lease expense recorded as an increase to other operating expense	$860	$860	$860	$2,580	$—	$562	$969	$829	$2,360
Fair value of debt amortized as a decrease (increase) to interest expense	$348	$348	$348	$1,044	$(67)	$127	$432	$348	$840
Intangible and inducement amortization as a net increase to base rents (continuing and discontinued operations)	$1,209	$1,373	$1,484	$4,066	$6	$709	$1,835	$584	$3,134
Discontinued development write-offs	$122	$—	$—	$122	$126	$3,219	$—	$14	$3,359

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2013				2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$687	$26,344	$(270)	$26,761	$(7,272)	$(2,180)	$9	$(10,288)	$(19,731)
Real estate depreciation and amortization	5,255	4,728	1,612	11,595	9,225	6,295	5,206	5,184	25,910
Gain on sale of properties, net	—	(12,365)	—	(12,365)	—	—	—	—	—
Impairment loss	—	—	—	—	7,562	3,100	697	12,216	23,575
FFO	$5,942	$18,707	$1,342	$25,991	$9,515	$7,215	$5,912	$7,112	$29,754
Pro-rata share of unconsolidated entities funds from operations	$2,602	$9,198	$707	$12,507	$3,564	$2,937	$2,541	$3,147	$12,189

	2013				2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as an increase (decrease) to base rent	$55	$14	$26	$95	$6	$(120)	$17	$1	$(96)
Intangible amortization as an increase to minimum rents	$122	$117	$66	$305	$340	$244	$154	$142	$880
Straight-line adjustment - ground lease expense	$—	$—	$—	$—	$(127)	$(51)	$—	$—	$(178)
Gain on extinguishment of debt	$—	$6,890	$—	$6,890	$—	$—	$—	$—	$—
Loan fee amortization	$(126)	$(120)	$(27)	$(273)	$(76)	$(44)	$(150)	$(172)	$(442)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2013				2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$1,514	$36,543	$917	$38,974	$(5,219)	$21,640	$(312)	$(18,190)	$(2,081)
Interest expense (continuing and discontinued operations)	17,688	17,759	18,986	54,433	15,703	16,479	17,102	17,488	66,772
Loan fee amortization (continuing and discontinued operations)	1,057	802	796	2,655	985	898	1,057	955	3,895
Taxes (continuing and discontinued operations)	205	262	235	702	237	232	243	281	993
Depreciation and amortization (continuing and discontinued operations)	26,788	26,588	29,758	83,134	19,576	22,362	28,903	26,660	97,501
EBITDA	47,252	81,954	50,692	179,898	31,282	61,611	46,993	27,194	167,080
Allocation to noncontrolling interests	(222)	453	(76)	155	(263)	274	(171)	(394)	(554)
Adjustment for consolidated joint venture	(87)	(35)	(33)	(155)	—	—	(54)	(62)	(116)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	4,058	(9,086)	1,247	(3,781)	9,073	5,802	4,486	10,431	29,792
Impairment loss	—	—	—	—	—	—	—	18,477	18,477
Add back: write down of Tulsa Promenade note receivable	—	—	—	—	3,322	—	—	—	3,322
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	—	—	—	—	3,193	—	—	3,193
Gain on remeasurement of equity method investment	—	(19,227)	—	(19,227)	—	(25,068)	—	—	(25,068)
Adjusted EBITDA	$51,001	$54,059	$51,830	$156,890	$43,414	$45,812	$51,254	$55,646	$196,126
Operating Ratios:
General and administrative / Total revenues	7.5%	7.2%	7.3%	7.3%	7.9%	7.8%	6.9%	6.7%	7.3%
Tenant reimbursements / (Real estate taxes + property operating expenses)	88.7%	87.4%	88.4%	88.2%	87.7%	86.7%	86.8%	88.6%	87.5%
Earnings per Share:
Weighted average common shares outstanding - basic	143,408	144,532	145,043	144,334	117,517	139,832	140,641	142,478	135,152
Weighted average common shares outstanding - diluted	145,716	147,420	147,250	147,211	120,271	142,833	142,964	144,799	137,624
(Loss) earnings per share - basic	$(0.10)	$0.21	$(0.03)	$0.08	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)
(Loss) earnings per share - diluted	$(0.10)	$0.21	$(0.03)	$0.08	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF UNCONSOLIDATED PROPERTIES)
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Variance	2013	2012	Variance

Operating Income (continuing operations)	$20,770	$17,096	$3,674	$63,661	$46,941	$16,720

Depreciation and amortization	29,758	28,420	1,338	83,134	70,338	12,796
General and administrative	6,897	6,005	892	20,689	17,533	3,156
Proportionate share of unconsolidated joint venture comparable NOI	897	2,268	(1,371)	6,587	18,492	(11,905)
Non-comparable Properties (1)	(3,442)	(362)	(3,080)	(9,043)	(3,949)	(5,094)
Termination and outparcel net income	(272)	(286)	14	(3,751)	(1,281)	(2,470)
Straight line rents	(985)	(770)	(215)	(3,029)	(2,160)	(869)
Non-cash ground lease adjustments	860	969	(109)	2,727	969	1,758
Non-recurring, non-cash items (2)	—	—	—	—	3,322	(3,322)
Above/below market lease amortization	(1,655)	(1,978)	323	(4,493)	(2,971)	(1,522)
Fee income	(258)	(768)	510	(2,136)	(3,168)	1,032
Other (3)	491	104	387	942	4,223	(3,281)

Comparable NOI	$53,061	$50,698	$2,363	$155,288	$148,289	$6,999

Comparable NOI percentage change			4.7%			4.7%

(1) Amounts include Community Centers and non-comparable mall properties.
(2) Amount includes write down of Tulsa note receivable.
(3) Other adjustments include discontinued development costs, non-property income and expenses, and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2013			2012
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$348,365	$394,451	$395,051	$338,543
Buildings, improvements and equipment	2,458,210	2,592,069	2,620,930	2,361,077
Developments in progress	90,871	105,471	104,825	75,748
	2,897,446	3,091,991	3,120,806	2,775,368
Less accumulated depreciation	732,360	749,552	774,555	710,042
Property and equipment, net	2,165,086	2,342,439	2,346,251	2,065,326

Deferred leasing costs, net	30,966	31,642	32,544	30,944
Real estate assets held-for-sale	4,056	—	3,658	4,056
Investment in, and advances to, unconsolidated real estate entities	86,997	71,781	71,578	86,702
Investment in real estate, net	2,287,105	2,445,862	2,454,031	2,187,028

Cash and cash equivalents	75,356	19,625	17,623	17,489
Restricted cash	17,346	31,488	36,349	22,043
Tenant accounts receivable, net	29,700	32,154	31,778	31,793
Deferred expenses, net	17,768	16,561	23,199	17,642
Prepaid and other assets	57,605	51,705	54,461	53,412
Total Assets	$2,484,880	$2,597,395	$2,617,441	$2,329,407
Liabilities and Equity:
Mortgage notes payable	$1,519,730	$1,630,438	$1,626,496	$1,399,774
Notes payable	45,000	95,000	123,000	85,000
Other liabilities associated with asset held-for-sale	100	—	7	132
Accounts payable and accrued expenses	107,858	122,395	135,867	112,630
Distributions payable	20,491	20,369	20,055	20,314
Total Liabilities	1,693,179	1,868,202	1,905,425	1,617,850
Equity:
Series G cumulative preferred shares	199,725	109,868	109,868	192,412
Series H cumulative preferred shares	96,466	96,466	96,466	96,466
Series I cumulative preferred shares	86,771	91,614	91,600	—
Common shares of beneficial interest	1,442	1,449	1,451	1,431
Additional paid-in capital	1,278,615	1,285,504	1,288,163	1,264,104
Distributions in excess of accumulated earnings	(881,855)	(866,432)	(885,916)	(853,530)
Accumulated other comprehensive loss	(1,231)	(1,051)	(1,085)	(1,284)
Total Glimcher Realty Trust Shareholders' Equity	779,933	717,418	700,547	699,599
Noncontrolling interests	11,768	11,775	11,469	11,958
Total equity	791,701	729,193	712,016	711,557
Total Liabilities and Equity	$2,484,880	$2,597,395	$2,617,441	$2,329,407

MARKET CAPITALIZATION AND DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2013			2012
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$11.60	$10.92	$9.75	$10.22	$10.22	$10.57	$11.09
Market Capitalization Ratio:
Common shares outstanding	144,143	144,934	145,058	139,439	140,124	142,011	143,090
Operating partnership units outstanding	2,308	2,210	2,206	2,728	2,323	2,323	2,308
Total common shares and units outstanding at end of period	146,451	147,144	147,264	142,167	142,447	144,334	145,398
Valuation - Common shares and operating partnership units outstanding	$1,698,832	$1,606,812	$1,435,824	$1,452,947	$1,455,808	$1,525,610	$1,612,464
Preferred shares	382,962	297,948	297,934	282,074	282,074	288,976	288,878
Total consolidated debt (end of period)	1,564,730	1,725,438	1,749,496	1,177,949	1,468,653	1,476,639	1,484,774
Total market capitalization	$3,646,524	$3,630,198	$3,483,254	$2,912,970	$3,206,535	$3,291,225	$3,386,116
Debt / Market capitalization	42.9%	47.5%	50.2%	40.4%	45.8%	44.9%	43.8%
Debt / Market capitalization including pro-rata share of unconsolidated entities	45.0%	48.0%	50.7%	43.5%	47.9%	47.1%	46.1%

		2013
Credit Facility Debt Covenant Requirements:	Facility Requirements	Sept. 30
Maximum Corporate Debt to Total Asset Value	60.0%	52.8%
Minimum Interest Coverage Ratio	1.75 x	2.68 x
Minimum Fixed Charge Coverage Ratio	1.45 x	1.80 x
Maximum Recourse Debt	10.0%	4.9%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Sept. 30,	Dec. 31,	Interest Rates
Fixed Rate:	2013	2012	2013	2012	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
The Outlet Collection | Jersey Gardens	$137,708	$140,409	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	95,494	97,285	5.45%	5.45%		(a)	$92,762	November 1, 2014
The Outlet Collection | Seattle	51,976	53,018	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	54,643	55,205	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	66,949	67,778	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	175,000	175,000	4.60%	4.60%		(l)	$169,327	November 1, 2015
River Valley Mall	46,807	47,378	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	40,315	40,791	5.87%	5.87%		(a)	$38,057	December 11, 2016
The Mall at Johnson City	53,105	53,573	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	43,294	43,730	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	40,743	41,223	4.90%	4.90%		(a)	$34,569	July 6, 2021
Dayton Mall	82,000	82,000	4.57%	4.57%		(d)	$75,241	September 1, 2022
Polaris Fashion Place	225,000	—	3.90%	—		(f)	$203,576	March 1, 2025
Town Center Plaza	75,175	76,057	5.00%	5.00%		(a)	$52,465	(j)
Town Center Crossing	37,468	37,948	4.25%	4.25%		(a)	$25,820	(j)
University Park Village	55,000	—	3.85%	—		(g)	$45,977	May 1, 2028
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,359,677	1,090,395
Variable Rate:
Scottsdale Quarter Phase III Fee Interest	12,930	12,930	3.08%	3.11%	(k)	(b)	$12,930	(r)
Town Square at Surprise	1,345	3,592	5.50%	5.50%	(o)	(a)	$1,268	December 31, 2014
Scottsdale Quarter	130,000	130,000	3.27%	3.28%	(h)	(b)	$130,000	(m)
WestShore Plaza	119,600	—	3.65%	—	(p)	(b)	$119,600	(q)
	263,875	146,522
Other:
Fair Value Adjustment - Merritt Square Mall	(502)	(699)
Fair Value Adjustment - Pearlridge Center	3,446	4,687
Extinguished Debt	—	158,869		(n)
Total Mortgage Notes Payable	$1,626,496	$1,399,774

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest only.

(d)	The loan requires monthly payments of interest only until October 2017. Thereafter, monthly payments of principal and interest are required.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)	The loan requires monthly payments of interest only until April 2020. Thereafter, monthly payments of principal and interest are required.

(g)	The loan requires monthly payments of interest only until May 2020. Thereafter, monthly payments of principal and interest are required.

(h)	$105,000 was fixed through a swap agreement at a rate of 3.14% at September 30, 2013 and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loans for Town Center Plaza and Town Center Crossing are cross-collateralized and have a call date of February 1, 2027.

(k)	Interest rate of LIBOR plus 2.90%.

(l)	The loan requires monthly payments of interest only until November 2013. Thereafter, monthly payments of principal and interest are required.

(m)	The loan matures May 22, 2015, however, a portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(n)	Interest rates ranging from 3.71% to 5.24% at December 31, 2012.

(o)	Interest rate is the greater of 5.50% or LIBOR plus 4.00%.

(p)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(q)	The loan matures October 1, 2015, however, the loan may be extended for two years subject to certain loan extension fees and conditions.

(r)	The loan matures December 1, 2013, however, the loan may be extended for one year subject to payment of certain loan extension fees and satisfaction of other conditions.

TOTAL DEBT MATURITIES SCHEDULE (CONSOLIDATED AND PRO-RATA SHARE OF UNCONSOLIDATED DEBT)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options
Description	Initial Maturity	Extension Option (e)	Interest Rate	Balance 9/30/2013	2013	2014	2015	2016	2017	2018+
Consolidated Properties
Scottsdale Quarter Phase III Fee Interest	12/2013	(h)	3.08%	$12,930	$—	$12,930
The Outlet Collection | Jersey Gardens	06/2014		4.83%	137,708	928	136,780
The Mall at Fairfield Commons	11/2014		5.45%	95,494	618	94,876
Town Square at Surprise	12/2014		5.50%	1,345	15	1,330
The Outlet Collection | Seattle	02/2015		7.54%	51,976	364	1,517	$50,095
Scottsdale Quarter (a)	05/2015	(b)	3.27%	130,000	—	—	130,000
Merritt Square Mall	09/2015		5.35%	54,643	217	889	53,537
Scottsdale Quarter Fee Interest	10/2015		4.91%	66,949	286	1,171	65,492
WestShore Plaza (f)	10/2015	10/2017	3.65%	119,600	—	—	—	$—	$119,600
Pearlridge Center	11/2015		4.60%	175,000	431	2,681	171,888
River Valley Mall	01/2016		5.65%	46,807	199	815	863	44,930
Weberstown Mall	06/2016		5.90%	60,000	—	—	—	60,000
Eastland Mall	12/2016		5.87%	40,315	165	680	722	38,748
The Mall at Johnson City	05/2020		6.76%	53,105	165	677	726	766	830	$49,941
Grand Central Mall	07/2020		6.05%	43,294	152	626	665	700	751	40,400
Ashland Town Center	07/2021		4.90%	40,743	166	679	714	744	788	37,652
Dayton Mall	09/2022		4.57%	82,000	—	—	—	—	311	81,689
Polaris Fashion Place	03/2025		3.90%	225,000	—	—	—	—	—	225,000
Town Center Plaza	02/2027		5.00%	75,175	302	1,245	1,309	1,375	1,446	69,498
Town Center Crossing	02/2027		4.25%	37,468	163	671	700	730	760	34,444
University Park Village	05/2028		3.85%	55,000	—	—	—	—	—	55,000
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(502)	(65)	(262)	(175)
Fair Value Adjustment Amortization - Pearlridge Center				3,446	413	1,654	1,379
Subtotal (c)				1,626,496	4,519	258,959	477,915	147,993	124,486	612,624
Credit Facility (Secured) (d)	05/2014		2.68%	45,000	—	45,000
Credit Facility (Unsecured)	02/2017	02/2018	2.13%	78,000	—	—	—	—	—	78,000
Total Consolidated Maturities				$1,749,496	$4,519	$303,959	$477,915	$147,993	$124,486	$690,624

Unconsolidated Properties
Puente Hills Mall (g)	07/2017		4.50%	$60,000	$—	$—	$—	$—	$60,000
Pro-Rata Share of Unconsolidated Maturities				$31,200	$—	$—	$—	$—	$31,200	$—
Total Consolidated Maturities and Pro-rata Share of Unconsolidated Maturities				$1,780,696	$4,519	$303,959	$477,915	$147,993	$155,686	$690,624

(a)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(b)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(c)	Weighted average interest rate for the fixed rate mortgage debt was 4.90% as of September 30, 2013 with an initial weighted average maturity of 5.4 years when considering available extension options.

(d)	The maturity date is the earlier to occur of (i) May 19, 2014 or (ii) the repayment date of the existing mortgage loan secured by The Outlet Collection | Jersey Gardens.

(e)
Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(f)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(g)	The loan requires monthly payments of interest only.

(h)	The loan matures December 1, 2013, however, the loan may be extended for one year subject to payment of certain loan extension fees and satisfaction of other conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics

Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Core Malls (2)
Mall Anchors	96.1%	97.1%	96.6%	96.6%	96.8%
Mall Non-Anchors	93.3%	91.0%	90.5%	93.2%	91.4%
Total Occupancy	95.0%	94.7%	94.2%	95.3%	94.7%

Occupancy Cost (3)	10.3%	10.4%	10.5%	10.8%	11.0%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's joint venture malls.

(3)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)

The following table summarizes the new and renewal lease activity by type for the nine months ended September 30, 2013:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	232,484	55,666	288,150	$14.05	$17.46	$14.83
Mall Non-Anchors	291,473	516,811	808,284	$26.59	$30.04	$28.79

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three and nine months ended September 30, 2013, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended September 30, 2013
Mall Anchors	—	20,050	20,050	$—	$—	$29.46	$24.28	$29.46	$24.28	21%
Mall Non-Anchors	49,907	90,379	140,286	$27.83	$23.11	$39.27	$33.26	$35.20	$29.65	19%
Nine months ended September 30, 2013
Mall Anchors	100,000	50,709	150,709	$16.23	$20.25	$16.29	$14.24	$16.25	$18.23	(11)%
Mall Non-Anchors	125,446	327,255	452,701	$29.37	$24.68	$33.39	$29.42	$32.28	$28.11	15%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of September 30, 2013

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Sept. 2013	Avg. Mall Store Sales PSF (1) Sept. 2012 (5)	Total Mall Occupancy 9/30/13	Total Mall Occupancy 9/30/12	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Ashland Town Center	Ashland, KY	>100	415,357
	Dayton Mall	Dayton, OH	71	1,436,322
	Eastland Mall	Columbus, OH	32	999,049
	Grand Central Mall	Parkersburg, WV	>100	848,749
	Malibu Lumber Yard	Malibu, CA	2	31,403
	Mall at Fairfield Commons	Dayton, OH	71	1,119,790
	Mall at Johnson City	Johnson City, TN	>100	570,121
	Merritt Square Mall	Merritt Island, FL	98	810,512
	Morgantown Mall	Morgantown, WV	>100	555,595
	Northtown Mall	Minneapolis, MN	16	589,829
	Outlet Collection | Jersey Gardens	Elizabeth, NJ	1	1,306,111
	Pearlridge Center	Honolulu, HI	54	1,147,208
	Polaris Fashion Place	Columbus, OH	32	1,437,864
	River Valley Mall	Lancaster, OH	>100	498,937
	Scottsdale Quarter	Scottsdale, AZ	13	544,302
	Town Center Plaza (4)	Leawood, KS	30	608,081
	University Park Village	Fort Worth, TX	4	173,358
	Weberstown Mall	Stockton, CA	76	855,799
	WestShore Plaza	Tampa, FL	18	1,077,167
				15,025,554	$502	$467	95.4%	94.9%	91%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Sept. 2013	Avg. Mall Store Sales PSF (1) Sept. 2012 (5)	Total Mall Occupancy 9/30/13	Total Mall Occupancy 9/30/12	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	96	739,040
	Indian Mound Mall	Heath, OH	>100	557,013
	New Towne Mall	New Philadelphia, OH	>100	513,520
	Outlet Collection | Seattle	Seattle, WA	15	868,266
	Puente Hills Mall (JV)	City of Industry, CA	2	1,107,820
				3,785,659	$260	$258	93.3%	93.9%	9%
TOTAL MALL ASSETS				18,811,213	$465	$429	95.0%	94.7%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the nine months ended September 30, 2013 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 4,284,470 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and Town Center Crossing.

(5)	Amounts reported reflect the Mall assets as of September 30, 2012.

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2013

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	49	214,824	$5,781,940	2.5%
Gap, Inc.	Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Old Navy	25	298,562	5,113,447	2.2%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Crazy 8, Guitar Center, Gymboree, Janie & Jack	24	440,960	4,728,819	2.1%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	36	157,980	4,451,676	1.9%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.9%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	31	56,828	4,219,723	1.8%
Sears Holding Corp.	K-Mart, Sears	20	2,437,829	3,683,642	1.6%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	12	1,133,574	3,433,419	1.5%
JCPenney Company, Inc.		17	1,739,393	3,215,532	1.4%
American Eagle Outfitters, Inc.	aerie, American Eagle	16	99,547	3,007,370	1.3%
Genesco, Inc.	Buckeye Corner, Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	45	74,785	2,979,754	1.3%
William-Sonoma, Inc.	Pottery Barn, Pottery Barn Kids, West Elm, William-Sonoma	11	95,831	2,945,749	1.3%
Forever 21, Inc.		8	180,817	2,923,834	1.3%
Dick's Sporting Goods		6	282,244	2,652,500	1.2%
Luxottica Group	Apex, DOC Eyeworld, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	32	78,701	2,628,171	1.1%
Ascena Retail Group, Inc.	Dress Barn, Justice, Lane Bryant, Maurice's, Brother's	33	171,543	2,470,331	1.1%
Hennes & Mauritz AB	H&M	6	131,486	2,319,663	1.0%

Total tenants representing > 1.0%		373	7,743,248	$60,824,570	26.5%

Note:  Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2013

Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Limited Brands, Inc.	49	214,824	$5,781,940	2.5%
Foot Locker, Inc.	36	157,980	$4,451,676	2.0%
Signet Jewelers, Ltd.	31	56,828	$4,219,723	1.9%
Gap, Inc.	22	236,253	$3,888,041	1.7%
American Eagle Outfitters, Inc.	16	99,547	$3,007,370	1.3%
Genesco, Inc.	45	74,785	$2,979,754	1.3%
William-Sonoma, Inc.	11	95,831	$2,945,749	1.3%
Luxottica Group	32	78,701	$2,628,171	1.2%
Ascena Retail Group, Inc.	33	171,543	$2,470,331	1.1%
Aeropostale, Inc.	25	87,748	$2,209,327	1.0%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	16	2,250,687	$2,538,973	12.0%
JCPenney Company, Inc.	14	1,698,591	$3,215,532	9.0%
Macy's, Inc.	9	1,490,536	$403,851	7.9%
The Bon-Ton Stores, Inc.	12	1,133,574	$3,433,419	6.0%
Belk, Inc.	6	416,131	$1,856,852	2.2%
Bain Capital, LLC	5	390,950	$3,446,462	2.1%
Dillard's	2	292,997	$—	1.6%
Dick's Sporting Goods, Inc.	5	279,000	$2,646,500	1.5%
Boscov's Department Store, LLC	1	182,609	$—	1.0%
Wal-Mart Stores, Inc.	1	154,154	$800,004	0.8%

Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of September 30, 2013

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2013	148	84,808	369,465	454,273	2.5%	$957,405	$7,682,428	$8,639,833	$11.29	$23.88	3.8%
2014	506	538,905	1,226,932	1,765,837	9.7%	4,480,863	25,143,715	29,624,578	$8.31	$23.74	12.9%
2015	399	1,035,575	1,032,258	2,067,833	11.4%	7,525,693	21,878,549	29,404,242	$7.27	$25.65	12.8%
2016	278	877,905	752,618	1,630,523	9.0%	5,712,924	19,619,594	25,332,518	$7.12	$28.49	11.0%
2017	213	997,851	635,511	1,633,362	9.0%	5,665,184	16,532,106	22,197,290	$5.68	$28.86	9.6%
Thereafter	800	7,614,435	3,010,761	10,625,196	58.4%	30,508,442	84,674,545	115,182,987	$8.14	$31.16	49.9%
	2,344	11,149,479	7,027,545	18,177,024	100.0%	$54,850,511	$175,530,937	$230,381,448	$7.61	$28.25	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended September 30, 2013			Three months ended September 30, 2012
	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$72	$—	$72	$1,140	$—	$1,140
Redevelopment and renovation projects	$13,644	$—	$13,644	$18,999	$31	$19,030
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$5,519	$179	$5,698	$4,084	$1,269	$5,353
Non-Anchor stores	2,823	8	2,831	5,081	21	5,102
Operational capital expenditures	1,887	131	2,018	2,480	56	2,536
Total Property Capital Expenditures	$10,229	$318	$10,547	$11,645	$1,346	$12,991

	Nine months ended September 30, 2013			Nine months ended September 30, 2012
	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$1,376	$—	$1,376	$6,938	$—	$6,938
Redevelopment and renovation projects	$36,867	$322	$37,189	$24,505	$76	$24,581
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$9,710	$1,540	$11,250	$9,768	$3,144	$12,912
Non-Anchor stores	9,773	1,152	10,925	10,906	596	11,502
Operational capital expenditures	3,861	159	4,020	4,650	417	5,067
Total Property Capital Expenditures	$23,344	$2,851	$26,195	$25,324	$4,157	$29,481

DEVELOPMENT AND MAJOR REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 9/30/2013 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT:

Scottsdale Quarter - Phase III Scottsdale, Arizona	Multi-use addition to existing center.	To Be Determined	$25,535	2015	To Be Determined

PROPERTY REDEVELOPMENTS:

Outlet Redevelopments The Outlet Collection | Jersey Gardens The Outlet Collection | Seattle	Addition of new outlet brands along with interior/exterior renovations to existing centers.	$55,000 - $65,000	$48,730	Jersey - Fall 2013 Seattle - Fall 2013	7% - 9%

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.